Forward Purchase Agreement (Details Narrative) - USD ($) $ / shares in Units, $ in Millions		9 Months Ended
	Jun. 16, 2022	Sep. 30, 2022
Related expense amounts	$ 0.3
Shares per share	$ 3.00
Maturity date, description		At the Maturity Date, Midtown East, Verdun and Vellar shall be entitled to (1) the product of the shares then held by them multiplied by the Forward Price, and (2) an amount, in cash or shares at the sole discretion of NLIT, equal to (a) in the case of cash, the product of(i)(x) 3.8 million shares less (y) the number of Terminated Shares and (ii) $2.00 (the “Maturity Cash Consideration”) and (b) in the case of shares, (i) the Maturity Cash Consideration divided by (ii) the VWAP Price for the 30 Scheduled Trading Days prior to the Maturity Date
Cash [Member]
Asset held with trust	$ 39.3
Midtown East Management NL LLC [Member] | Common Class A [Member]
Shares, Issued	1,666,666
Issuance of Class B Common Stock to Sponsor, shares	3,800,000